WEST PHARMACEUTICAL SERVICES, INC.
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
© 2012 by West Pharmaceutical Services, Inc., Lionville, PA.
All rights reserved. This material is protected by copyright. No part of it may be reproduced, stored in a retrieval system, or transmitted in any form or by any means, electronic, mechanical, photocopying or otherwise, without written permission of West Pharmaceutical Services, Inc.. All trademarks and registered trademarks are property of West Pharmaceutical Services, Inc., unless noted otherwise.
CL King 10th Annual Best Ideas Conference
New York, NY
September 12, 2012

Safe Harbor Statement
Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
This presentation and any accompanying management commentary contain “forward-looking statements”
as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2012 and future years.
Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual
Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
Certain financial measures included in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted
Accounting Principles) financial measures. Please refer to the “Non-GAAP Financial Measures” and
“Notes to Non-GAAP Financial Measures” at the end of these materials for more information. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP.

Pharmaceutical
Packaging Systems
Pharmaceutical
Delivery Systems
• A globally diverse manufacturer of
 products used primarily in containing
 and administering
 small-volume parenteral drugs
• Strong competitive position
 ▪ Diversified customer base
 ▪ Proprietary technology
 ▪ Global footprint
 ▪ Significant barriers to entry
• Stability with growth potential
 ▪ Proprietary Products
 ▪ Geographic Expansion
• Financial strength to invest
 ▪ Reliable operating cash flow
 ▪ Well capitalized

Who We Are

NOVARTIS

MERCK

AMGEN

Hospira

PALL Pall Corporation

BD

gsk GlaxoSmithKline

Lilly

AstraZeneca

SANOFI

SANDOZ
A healthy decision

Medtronic
When Life Depends on Medical Technology

biogen idec

novo nordisk

Genentech
IN BUSINESS FOR LIFE

B|BRAUN

Johnson & Johnson

Abbott Laboratories

Roche

TEVA
TEVA PHARMACEUTICALS USA

Baxter

BAYER Bayer

Bristol-Myers Squibb

Watson Pharmaceuticals

COVIDIEN

West

A Diverse, Stable Customer Base
(representative healthcare customers)
PHARMACEUTICAL / BIOTECHNOLOGY
GENERIC
MEDICAL DEVICE

The West Transition
• Founded in Philadelphia (1923) and listed on NYSE since 1980
• Initiated strategic transformation in 2001 to become a leading global supplier of value-added pharmaceutical packaging systems and components

‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11
2001
$392 M
2011
$1.2 B
Kinston
recovery
Sale of
CCI
Sale of
Drug
Delivery
Acquired
Tech Group,
Medimop
Began
Eur/Asia
expansion
Acquired
Pharma
Pen
Acquired
Normandy
Acquired
LaModel
China
plastics
completed
Global
Quality
Initiative
China
rubber
begun

Business Segments
$857
$337
2011 Revenues
($ millions)
Delivery Systems
• Contract manufacturing base
 • Multi-material
 • Project management
 • Automated assembly
 • Regulated products
• Capabilities + IP = proprietary
 delivery devices
• Proprietary devices are
 expected to drive growth
Packaging Systems
• Established leadership
• Designed-in revenue base
• Diverse global capabilities
• High market shares
• Steady growth in base
• Increasing unit value of products
 and geographic expansion are
 expected to enhance growth

2012 Q2 Overview
•Second Quarter 2012 Sales Grew 5.5% (11.3% at constant
currency)
 – High-value product growth and price were key components
 – Backlog still growing: longer-lead times, customers building inventories
•Pharmaceutical Packaging and Device markets:
 – Customer’s new product pipelines showing signs of strength
 – Patent cliff front and center
 – Shift to large molecule products continues
 – Global shift in product sourcing (e.g., India generic growth)
 – More demanding regulatory environment
•Convertible Debenture Tender Offer Completed

Three Months Ended June 30, 2012	2011
Net Sales	$ 324.8	$ 307.9
Gross Profit	98.7	84.6
Reported Operating Profit	35.6	27.8
Adjusted Operating Profit (1)	39.5	30.5
Reported Diluted EPS	$ 0.45	$ 0.57
Adjusted Diluted EPS(1)	$ 0.79	$ 0.62

Q2 Summary Results
$ millions, except per-share data
(1) These are Non-GAAP measurements. For an explanation and reconciliation of these items, see “Cautionary Statement”
 (Slide 2) and “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 30 - 32).

Selected Factors Expected to Impact
Second-Half 2012 and Comparisons
See “Cautionary Statement” on slide 2. This is not an exclusive list of risks.
• Stronger US dollar impact on reported sales, profits from
 international operations vs. first half and prior year
• Pricing changes vs. prior year smaller than first half 2012
• Normal seasonality: West and customer shutdowns for
 summer and holiday season impact sales and production
 efficiency vs. first half
• First-half sales that are not expected to recur:
 – Production in response to drug shortages / regulatory constraints
 – Customer new product launches
• Expectations for new products and development

Company: Demographics, increasing prevalence of chronic disease, increasing use of biologics to treat those diseases, better access to healthcare

What will drive growth?
– Growth in emerging markets – Escalating regulatory and quality demands – Adding plants: China, India – Expanding Westar® and Envision® capacity, introducing NovaPure® components
 – Growth in combination products:
 • safety, dosing accuracy, ease of
 use
 • deliver cost savings
 • product differentiation
 – Daikyo Crystal Zenith® products:
 • Increasing awareness of glass
 quality issues
 – Delivery technology platforms:
 • SmartDose® electronic patch
 injector
 • ConfiDose® auto-injector
 – Reconstitution products
 – Safety syringes

Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.
Packaging Systems
Delivery Systems

novo nordisk Lilly SANOFI

Roche AMGEN NOVARTIS

Pfizer gsk GlaxoSmithKline Biologicals MERCK

AMGEN Bayer HealthCare Abbott Laboratories

Hospira BIOCORP TEVA TEVA PHARMACEUTICALS USA RANBAXY LABORATORIES LIMITED SANDOZ

West

Category	Key Customers	Projected Growth
Diabetes		> 10%
Oncology		> 10%
Vaccines		> 10%
Autoimmune		> 8%
Generics		>10%
IMS April 2010 Report; Business Insights 2009; GBI Research 2009
Therapeutic Category Growth Drivers

Packaging Segment Overview
2011 Revenue
($ millions)
Packaging Systems
• Market leader
• Strong recurring revenue base
• Global manufacturing
• Steady growth in base
• Future growth will be driven by:
 added value per unit sold;
 geographic expansion; and
 growth in key therapeutic
 segments
$857

Pharmaceutical Packaging Systems
Packaging Components for Small Volume Parenterals
Plungers, Tip caps,
Needle shields for Glass
Syringes
Plungers, lined seals
for Glass Cartridges
for Pens
Primary packaging components (those that touch the drug) are typically proprietary to West and are “designed into” customers’ drug products

Standard
Pharma
Packaging

High-Value
Pharma
Packaging &
Solutions

Contract
Manufacturing

World-Class
Packaging

Proprietary
delivery devices

Unrivaled
quality
...by design
West
NOVAPURE

Providing Solutions to a Changing Market

Left Axis: 5 Year Sales CAGR % Through 2011, excluding Fx
Bubble Size reflects relative 2011 sales
5 Yr CAGR
15.0%
10.0%
5.0%
0.0%
-5.0%
High-Value Pharma Packaging
Standard Pharma Packaging
Disposable Components
Average
2011 GM 32.2%
5-Yr CAGR 4.4%
0%
10%
20%
30%
40%
50%
60%
Category Gross Margin %

Faster Growth of High-Value Products
Pharmaceutical Packaging Systems

Kazakhstan
Mongolia
Georgia
Uzbekistan
Kyrgyzstan
Turkmenistan
Tajikistan
North Korea
China
South Korea
Japan
Afghanistan
Pakistan
Nepal
Bhutan
India
Bangladesh
Myanmar
Laos
Thailand
Cambodia
Vietnam
Philippines
Malaysia
Singapore
Indonesia
Australia

Asia-Pacific Region Operations
Strategy
Singapore
1.High-value Product
Focus
2.A-P market & special
items
3.R&D hub & technical
center
China IV Plastic
Global supply
China Elastomer:
China Market,
Efficiency focus
India Elastomers for:
1.Domestic standard
products & local support
for multi-nationals
2.Standard product for
export

- **West owned IP**
- **Multiple use platforms**
- **Focus on unmet needs for biologics**

Delivery Systems Segment Overview
$337
• Contract manufacturing base
 • Customer owned IP
 • Project management
 • Automated assembly
 • Regulated products
• Proprietary Product
 Development
2011 Revenue
($ millions)

Acquisition of
The Tech Group:

The Tech Group
A West Company

insight

MOP
MEDIMOP Medical Projects Ltd.
A West Company

West

Acquisition of
Medimop:
Administration
Systems
2005
Licensing of
NovaGuard™:
Safety
System
2006
Acquisition of
PharmaPen:
Auto-injector
2007
Daikyo CZ
Insert
Needle
License:
Prefillable
Syringe
Systems
2008
Acquisition
of Plastef:
Prefillable
Syringe
Safety
2009
Acquisition
of LaModel:
Electronic
Patch
Injector
2010
Marketing
agreement
Product
Development
Formation of
PDS division
Portfolio Expansion to Meet Market Needs
Acquisition
of B.safe:
Prefilled
syringe
safety
2011

Pharma Industry Drug Life-Cycle
Management
Phase I
Phase II
Phase III
Post-Market Life Cycle Management
8 - 10 years
2 - 3 years
2 - 3 years
Regulatory
Approval
Discovery

2
1
Click

Auto-injector failure

FDA
RECALL
16
14
12
10
8
6
4
2
0
2006
2007
2008
2009
2010
2011
Glass Particles
Breakage

Tungsten residue
Breakage
Silicone oil
variability
Cosmetic defects
Particles
Potential Glass Syringe Risk Areas

Action Associated with Breakage Issue	Associated Costs	Estimated Cost*
Investigation and inspection of issues, complaints and syringe products	• Field complaints inquiry • Investigation and resources • Inspection	> $50 Million
Loss of market share	Loss of sales until re-launch, and loss of 5% of share at market price post re- launch for year 1	> $50 Million
Replacement of drug product, components and delivery system after re-launch	2 million units at $100 each	> $200 Million
Pipeline Assessment: Drugs in Phase II/III clinical trials	200,000 units x approx. $100 each cost (assuming 1/10 total production)	>$20 Million
Significant impacts on product supply, market confidence, brand value		Not estimable
* Source: Company estimates
Illustrative Estimates of Recall Costs

Daikyo CZ Solution
with Daikyo Flurotec® Barrier Film
• Reduces:
 – drug exposure to extractables
 – risk of protein aggregation caused by silicone oil in the drug product
 – returns and in-process clean-ups caused by broken glass
 – risk of delamination and glass-particulate contamination
• Consistent piston release and travel forces without using silicone oil
Flurotec® is a registered trademark of Daikyo Seiko, Ltd.

Orange color indicates Flurotec® film coverage
Complete coverage with
inert film on drug
contact surfaces
Flurotec Film
• Patent Protection from Daikyo Seiko
• Trade Secret Molding / Processing
• Silicone-Free System

Daikyo Crystal Zenith Syringe Barrel
• Custom Formulated Resin exclusive
 to Daikyo Seiko
• IP Filed on CZ 1ml-IN Process
• Other IP on packaging / designs

Daikyo Crystal Zenith Competitive Advantage
Fully laminated
piston
Inside-laminated
tip cap

Products Approved in Daikyo Crystal Zenith
hyaluronic acid
MRI contrast
media
bone cement
6 Contrast Media
5 MRI
2 Hyaluronic Acid
1 Calcitonin
1 Proton Pump
Inhibitor
fluconazole
oncology
anticoagulant
2 oncology
1 acyclovir
hyaluronic acid
3 oncology
API Container
Japan
MHLW
Europe
EMEA
US
FDA
Calcitonin
Bone
cement
Zometa
Hyaluronic
acid

SmartDose®
Electronic Patch Injector Technology Platform
Programmed by PDA or PC
Dose may be customized
Applied and activated by patient
 • Controlled, subcutaneous, micro-infusion delivery
 of high volumes and high viscosity drugs
 • Prefilled cartridge, no need for user filling
 • Based on Daikyo CZ cartridge
 • Compact
 • Hidden needle for safety
 • Single push-button operation
Prototype Operation

Revenue per-unit
Consumer product
manufacturing
Medical
device
manufacturing
Mix2Vial®
CZ vials
CZ Syringes

Effect of Increasing Proprietary Device Sales

Contract Manufacturing  Proprietary Devices
Products
Auto-injector platform
technology
Electronic patch
injector technology

Our Long-Term Focus
• Pharmaceutical Packaging Systems
 – Organic growth of 3-5% per year
 – Margin expansion from efficiency, product mix
 – Capital investments target enhanced quality and value
• Pharmaceutical Delivery Systems
 – Deliver the potential of Daikyo CZ products
 – Stronger mix of healthcare-consumable contract manufacturing
 – Grow proprietary safety and delivery systems
• Financial discipline
 – Operating cash flow supports R&D and capital spending
 – Deliver returns (ROIC) that regularly exceed cost of capital (WACC)
 – Maintain quarterly dividend
 – Align incentives with financial performance and value creation

Pharmaceutical Packaging Systems
Pharmaceutical Delivery Systems
• Strong first half
• Established market leader
• Stability with growth potential
• New products well positioned to
 meet future market needs
• The financial strength to invest
Summary

Non-GAAP Financial Measures(3)
Three Months Ended March 31, 2012 and 2011
(in millions, except per share data)
(3) See “Notes to Non-GAAP Financial Measures” (Slides 31-32), “Cautionary Statement” (Slide 2) for an explanation and reconciliation of these items.
	As Reported March 31, 2012	Restructuring and related charges	Acquisition- related contingencies	Discrete tax items	Non-GAAP March 31, 2012
Operating profit	$41.7	$0.4	$0.2	$-	$42.3
Interest expense, net	3.9	-	-	-	3.9
Income before income taxes	37.8	0.4	0.2	-	38.4
Income tax expense	9.8	0.1	0.1	(0.3)	9.7
Equity in net income of affiliated companies	1.2	-	-	-	1.2
Net income	$29.2	$0.3	$0.1	$0.3	$29.9

Net income per diluted share	$0.81	$0.01	$-	$0.01	$0.83
	As Reported March 31, 2011	Restructuring and related charges	Discrete tax items	Non-GAAP March 31, 2011
Operating profit	$28.8	$1.9	$-	$30.7
Interest expense, net	4.5	-	-	4.5
Income before income taxes	24.3	1.9	-	26.2
Income tax expense	6.1	0.6	(0.2)	6.5
Equity in net income of affiliated companies	1.4	-	-	1.4
Net income	$19.6	$1.3	$0.2	$21.1

Net income per diluted share	$0.56	$0.04	$-	$0.60

Non-GAAP Financial Measures(1)
Three Months Ended June 30, 2012 and 2011
(in millions, except per share data)
(1) See “Notes to Non-GAAP Financial Measures” (Slides 31-32) and “Cautionary Statement” (Slide 2) for an explanation and reconciliation of these items.
	As Reported June 30, 2012	Restructuring, impairment & related charges	Acquisition- related contingencies	Extinguishment of debt	Non-GAAP June 30, 2012
Operating profit	$35.6	$3.7	$0.2	$-	$39.5
Loss on debt extinguishment	11.6	-	-	11.6	-
Interest expense, net	4.0	-	-	-	4.0
Income before income taxes	20.0	3.7	0.2	11.6	35.5
Income tax expense	6.5	1.4	-	1.8	9.7
Equity in net income of affiliated companies	2.1	-	-	-	2.1
Net income	$15.6	$2.3	$0.2	$9.8	$27.9

Net income per diluted share	$0.45	$0.06	$0.01	$0.27	$0.79
	As Reported June 30, 2011	Restructuring, impairment & related charges	Acquisition- related contingencies	Special separation benefits	Non-GAAP June 30, 2011
Operating profit	$27.8	$1.3	($0.7)	$2.1	$30.5
Interest expense, net	4.3	-	-	-	4.3
Income before income taxes	23.5	1.3	(0.7)	2.1	26.2
Income tax expense	5.3	0.4	(0.1)	0.8	6.4
Equity in net income of affiliated companies	1.9	-	-	-	1.9
Net income	$20.1	$0.9	($0.6)	$1.3	$21.7

Net income per diluted share	$0.57	$0.02	($0.01)	$0.04	$0.62

NOTES TO NON-GAAP FINANCIAL MEASURES
For additional details, please see today’s press release and Safe Harbor Statement.
(continued on following slide)
These presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:
•Adjusted operating profit
•Adjusted net income
•Adjusted diluted EPS
•Net debt
•Net debt to total invested capital
West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The
Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies.
Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with
GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable
GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business.
In calculating adjusted operating profit, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included in the accompanying tables.
The following is a description of the items excluded from adjusted operating profit, adjusted net income and adjusted diluted EPS for the three
- and six-month periods presented in the accompanying tables:
Restructuring, impairment & related charges - During the three months ended June 30, 2012, we incurred restructuring, impairment and related charges of $3.7 million, the majority of which related to impairment charges of $3.4 million, as we concluded that the estimated fair

NOTES TO NON-GAAP FINANCIAL MEASURES
For additional details, please see today’s press release and Safe Harbor Statement.
value of one of our product lines no longer exceeded the carrying value of the related assembly equipment and intangible asset. The remaining charges were restructuring and related charges associated with the restructuring plan announced in December 2010, primarily for employee severance and benefits, as well as asset transfer and facility closure costs.

Acquisition-related contingencies - During the three months ended June 30, 2012, we increased the liability for contingent consideration related to our 2010 acquisition of technology used in our SmartDose™ electronic patch injector system by $0.2 million, due to accretion expense. During the three months ended June 30, 2011, we eliminated $0.8 million of contingent consideration related to our July 2009 éris safety syringe system acquisition. This reflected our assessment that none of the contractual operating targets will be achieved over the earn-
out period, which ends in 2014. Partially offsetting this reduction was accretion expense related to the SmartDose electronic patch injector technology acquisition.

Extinguishment of debt - During the three months ended June 30, 2012, we recognized a loss on debt extinguishment of $11.6 million related to our repurchase of $158.4 million in aggregate principal amount of 4.00% Convertible Junior Subordinated Debentures Due 2047,
which included the purchase premium, transaction costs and a non-cash charge for unamortized debt issuance costs of the purchased
Convertible Debentures. The purchase of the Convertible Debentures results in a 2.9 million share, or 7.8%, prospective reduction in West common shares included in the measurement of diluted earnings per share. Excluding the loss on debt extinguishment recognized in the current quarter, the effect is expected to be accretive to earnings per diluted share going forward, after accounting for interest expense to be incurred in connection with notes issued on July 5, 2012, the proceeds of which provided the permanent financing for the purchase of the
Convertible Debentures.

Special separation benefits - During the three months ended June 30, 2011, we incurred $2.1 million in special separation benefits related to the retirement of our former President and Chief Operating Officer. These costs were primarily for the revaluation and acceleration of stock-
based compensation expense as a result of amendments to equity awards that allow certain of his awards to continue to vest over the original vesting period instead of being forfeited upon separation.

WEST PHARMACEUTICAL SERVICES, INC.
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
© 2012 by West Pharmaceutical Services, Inc., Lionville, PA.
All rights reserved. This material is protected by copyright. No part of it may be reproduced, stored in a retrieval system, or transmitted in any form or by any means, electronic, mechanical, photocopying or otherwise, without written permission of West Pharmaceutical Services, Inc.. All trademarks and registered trademarks are property of West Pharmaceutical Services, Inc., unless noted otherwise.